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                                                                     EXHIBIT 23

                     CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     As independent public accountants, we hereby consent to the incorporation of our report set forth on page F-2 of this Form 10-K, into the Company's previously filed Registration Statements on Form S-8, File Nos. 33-00346, 33-06609, 33-50692, 33-59937 and 333-24139.

ARTHUR ANDERSEN LLP


Boston, Massachusetts
February 27, 1998